SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                     FORM 8K

                                   __________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2000



                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
                 (Name of Small Business Issuer in Its Charter)


NEW JERSEY                                                22-3495574
----------                                                ----------
(State or Other Jurisdiction of             (I.R.S. Employee Identification No.)
Incorporation or Organization)


3535 Highway 9 North, Freehold, New Jersey                      07728
------------------------------------------                     ------
 (Address of Principal Executive Offices)                    (Zip Code)


                                 (732) 863-9000
                                 --------------
                           (Issuer's Telephone Number)

Item 5.   Other Events

          On January 20, 2000, the Registrant issued a press release announcing 4th quarter 1999 results.

Item 7.   Exhibits.

          The following exhibit is filed with this Current Report on Form 8-K.

          Exhibit No.       Description
          -----------       -----------

          99(a) Press release issued January 20, 2000 announcing 4th quarter 1999 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 COMMUNITY BANCORP OF NEW JERSEY
                                                 -------------------------------
                                                           (Registrant)



Dated: January 21, 2000                           By: /s/ Robert D. O'Donnell
                                                     -----------------------
                                                         ROBERT D. O'DONNELL
                                                         President and CEO

                                  EXHIBIT INDEX



                           CURRENT REPORT ON FORM 8-K



Exhibit No.                 Description
-----------                 -----------

99(a)                       Press release announcing 4th quarter
                            1999 results